SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of The Securities Exchange Act of 1934


Date of report (date of earliest event reported): December 12, 1997



                            THE WARNACO GROUP, INC.
            (Exact name of registrant as specified in its charter)


  Delaware                      1-10857                  95-4032739
(State or other                (Commission              (IRS Employer
jurisdiction of               File Number)              Identification No.)
incorporation)


                                90 Park Avenue
                           New York, New York  10016
              (Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (212) 661-1300


(Former name or former address, if changed since last report):











Exhibit Index Appears on Page 5.                             Page 1 of 7 pages
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ITEM 2.    Acquisition of Assets


     On December 12, 1997, WAC Acquisition Corporation ("WAC"), a Delaware corporation and wholly owned subsidiary of The Warnaco Group, Inc., a Delaware corporation ("Warnaco"), was merged (the "Merger") with and into Designer Holdings Ltd., a Delaware corporation ("Designer Holdings"), with Designer Holdings being the surviving corporation, pursuant to an Agreement and Plan of Merger, dated as of September 25, 1997 (the "Merger Agreement"), among Warnaco, WAC and Designer Holdings. As a result of the Merger, (i) each share of common stock of WAC issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") was converted into one share of common stock of Designer Holdings, (ii) each share of common stock of Designer Holdings owned by Designer Holdings or any direct or indirect wholly owned subsidiary of Designer Holdings, and each share of common stock of Designer Holdings owned by Warnaco or WAC or any other direct or indirect wholly owned subsidiary of Warnaco was cancelled and retired, and
(iii) except as provided in (i) and (ii) above, each share of common stock of Designer Holdings issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.324 of a share of class A common stock of Warnaco.

     On December 12, 1997, (i) the stockholders of Designer Holdings approved and adopted the Merger and (ii) the stockholders of Warnaco approved the issuance of shares of class A common stock of Warnaco to Designer Holdings stockholders in the Merger and related transactions.

     The terms of the Merger were described in the Joint Proxy Statement/Prospectus of Warnaco and Designer Holdings dated November 14, 1997, which was included in Warnaco's Registration Statement on Form S-4 (No. 333-40207). An amendment to the Merger Agreement, dated as of December 10, 1997, is Exhibit 2.1 hereto, and by this reference, made a part hereof.

ITEM 7.    Financial Statements and Exhibits


(a)  Financial Statements of Businesses Acquired

     The financial statements of Designer Holdings Ltd. are hereby incorporated by reference to the Annual Report of Designer Holdings Ltd. on Form 10-K for the year ended December 31, 1996.


(b)  Pro Forma Financial Information

     The pro forma information related to the consummation of the Merger and the reference in Item 7 of the Current Report on Form 8-K of The Warnaco Group, Inc. filed with the Securities and Exchange Commission on October 21, 1997 is hereby incorporated by reference to the Registration Statement on Form S-4 of The Warnaco Group, Inc., filed with the Securities and Exchange Commission on November 14, 1997 (No. 333-40207).


(c)  Exhibits


Exhibit No.         Description
-----------         -----------

2.1 Amendment to Agreement and Plan of Merger dated as of December 10, 1997, among The Warnaco Group, Inc., WAC Acquisition Corporation and Designer Holdings Ltd. (incorporated by reference to Exhibit 2.3 of the Registration Statement on Form S-3 of The Warnaco Group, Inc. (No. 333-41415)).

23.1           Consent of Coopers & Lybrand L.L.P.

99.1           Press Release dated December 12, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE WARNACO GROUP, INC.


                         By:  /s/ Stanley P. Silverstein
                              ----------------------------------------------
                         Its:  Vice President, General Counsel and Secretary


Date:  December 29, 1997

                                 EXHIBIT INDEX


Exhibit No.         Description                                   Page No.
-----------         -----------                                  --------

2.1 Amendment to Agreement and Plan of Merger dated as of December 10, 1997, among The Warnaco Group, Inc., WAC Acquisition Corporation and Designer Holdings Ltd. (incorporated by reference to Exhibit
          2.3 of the Registration Statement on Form S-3 of The Warnaco Group, Inc. (No. 333-41415))

23.1      Consent of Coopers & Lybrand L.L.P.                        6

99.1      Press Release dated December 12, 1997.                     7